UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008

GLOBAL SERVICES PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-51693	20-3303304
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3130 Fairview Park Drive Suite 500 Falls Church, Virginia 22042
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 286-3776
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01 Other Events.

The Board of Directors of Global Services Partners Acquisition Corp. (the “Company”) has set a meeting date of April 24, 2008, for the Company’s special meeting of stockholders (the “Special Meeting”) announced in the proxy statement/prospectus filed as part of a Registration Statement on Form S-4 filed by SouthPeak Interactive Corporation with the U.S. Securities and Exchange Commission (the “SEC”) on January 16, 2008, as amended.  The Special Meeting is being held to approve matters relating to the proposed acquisition (the “Business Combination”) of SouthPeak Interactive, L.L.C. by SouthPeak Interactive Corporation, a wholly-owned subsidiary of the Company (“SP Holdings”), and the merger (the “Merger”) of the Company with GSPAC Merger Company, a wholly-owned subsidiary of SP Holdings (“Merger Sub”).

The Board of Directors has set a record date of April 3, 2008 for the Special Meeting. The Special Meeting will be held at the time and place contained in the formal notice of the Special Meeting.

Important Additional Information Will be Filed with the SEC

SP Holdings has filed with the SEC a registration statement on Form S-4, which includes a proxy statement/prospectus for the stockholders of the Company. The stockholders of the Company are urged to read the registration statement and the proxy statement/prospectus, when it is available, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about the Company, SP Holdings, the Merger and the Business Combination. The final proxy statement/prospectus will be mailed to stockholders of the Company after the registration statement is declared effective by the SEC.  The Company’s stockholders will be able to obtain the registration statement, the proxy statement/prospectus and any other relevant filed documents for free at the SEC’s website (www.sec.gov). These documents can also be obtained for free from the Company by directing a request to: Global Services Partners Acquisition Corp., 3130 Fairview Park Drive, Suite 500, Falls Church, Virginia 22042.

The Company, its directors and executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Merger and Business Combination. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K filed with the SEC on October 29, 2007. You can obtain free copies of the Company’s Annual Report on Form 10-K from the Company by directing a request to the address previously mentioned. You may also obtain free copies of the Company’s Annual Report on Form 10-K at the SEC’s website at the address previously mentioned.

Additional information regarding the interests of such potential participants in the solicitation are included in the proxy statement/prospectus and will be included in other relevant documents filed with the SEC when they become available. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SERVICES PARTNERS ACQUISITION CORP.

Date: March 31, 2008	By:	/s/ RAHUL PRAKASH
	Name:	Rahul Prakash
	Title:	Chairman and CEO